SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2004

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16215 Alton Parkway, Irvine, California 92618

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 450-8700

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events and Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure

Attached to this Current Report as Exhibit 99.1 is the Third Amendment to Product Purchase Agreement between the Registrant and General Instrument Corporation dated as of January 1, 2003 (“Amendment”). This copy of the Amendment replaces and supercedes the copy of the Amendment filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q filed on August 11, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
April 16, 2004	By:	/s/ William J. Ruehle
William J. Ruehle
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Third Amendment to Product Purchase Agreement between the Registrant and General Instrument Corporation dated as of January 1, 2003